UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 2, 2014

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

500 Research Drive, Unit 3

Wilmington, Massachusetts 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2014 Stock Option Plan

On July 2, 2014, the Board of Directors of Implant Sciences Corporation (the “Company”) adopted the Company’s 2014 Stock Option Plan (the “Plan”), reserving 15,000,000 shares of the Company’s common stock for issuance thereunder. The Plan replaces the Company’s 2004 Stock Option Plan, which expired in May 2014.

The following summary of the essential features of the Plan is qualified by reference to the full text of the Plan, a copy of which is attached as Exhibit 10.1 to this Current Report.

Administration

The Plan will be administered by the Company’s Board of Directors (the “Board”). The Board may delegate any and all of its powers to administer the Plan to the Compensation Committee or to another committee of the Board. References in this description to the Board include any such appointed committee. The Board has the sole authority to construe and interpret the Plan and to make rules and regulations relating to implementation of the Plan, to select participants, to establish the terms and conditions of grants of options and to grant options, with broad authority to delegate responsibilities, except with respect to selection for participation of, and granting of options to, persons subject to Sections 16(a) and 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Members of the Board are eligible to receive options under the Plan.

Eligibility

Awards may be granted under the Plan to all employees, officers, directors and consultants of the Company and its subsidiaries selected by the Board. Selection of the recipients of, and the nature and size of, awards granted under the Plan will be solely within the discretion of the Board.

Common Stock Subject to 2014 Plan

A total of 15,000,000 shares of Common Stock will be available for issuance under the Plan. Such maximum number of Common Stock available are subject to appropriate equitable adjustment in the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company affecting the Common Stock. The exercise price and any other limits or terms of an outstanding option will also be appropriately adjusted.

For the purpose of computing the total number of shares of Common Stock available for Options under the Plan, subject to adjustment as described in the preceding paragraph, the shares of Common Stock that may be issued under the Plan will consist of authorized but unissued or reacquired shares of Common Stock, treasury shares or any combination thereof. If an outstanding option for any reason expires or is terminated or canceled or if shares of Common Stock are acquired upon the exercise or award of an option, the shares of Common Stock allocable to the unexercised portion of such option or such repurchased shares of Common Stock will again be available for issuance under the Plan.

Terms and Conditions of Options

Incentive Stock Options

The shares of Common Stock in respect of which incentive stock options granted under the Plan and all other option plans of the Company are first exercisable by any participant during any calendar year may not have a fair market value (determined at the date of grant) in excess of $100,000 or such other limit as may be imposed by the Code. Incentive stock options will be exercisable for such period as determined by the Board, but not exceeding ten years from the date of grant. However, an incentive stock option granted to an employee who owns shares of Common Stock possessing more than 10% of the voting power of the Company (a “10% Owner”) will not be exercisable more than five years after the grant date.

Non-Qualified Stock Options

Non-qualified stock options may be granted for such number of shares of Common Stock and will be exercisable for such period or periods as the Board determines, but not exceeding ten years from the date of grant.

Option Exercise Prices

 The exercise price of each incentive stock option granted to an employee will be specified by the Board in the Option agreement and must be at least 100% of the fair market value of the underlying shares of Common Stock on the grant date. However, an incentive stock option granted to a 10% Owner must have an exercise price of at least 110% of the fair market value of the underlying shares of Common Stock on the grant date. The exercise price of non-qualified stock options may be less than the fair market value of the underlying shares of Common Stock on the date of grant and will be fixed by the Board. However, the Board does not currently intend to issue any options with exercise prices less than the fair market value of the underlying shares of Common Stock on the date of grant. For purposes of the Plan, the fair market value of a share of Common Stock on a particular date will be the last closing sale price as shown on the American Stock Exchange (or such other principal exchange on which the Common Stock may then be listed) on that date. On July 2, 2014, the closing price of the Common Stock on the over-the-counter market was $1.10.

Exercise of Options

The exercise date of an option granted under the Plan will be fixed by the Board, but may not be later than ten years from the date of the grant. Options may be exercised in such installment as are fixed by the Board.

Options issued under the Plan will not be transferable other than by will or the laws of descent and distribution, although they may be exercised during the grantee’s lifetime by his/her legal representative if he/she becomes incapacitated. All options must be exercised within three months after termination of the grantee’s affiliation with the Company, except that non-qualified stock options may remain outstanding: (i) for their entire term (A) following termination due to death or (B) with respect to options held by a director who retires in good standing, and (ii) for a period of one year following termination due to permanent disability.

Options may be exercised only upon the payment in full of the applicable exercise price in cash, or, if approved by the Board, by surrendering outstanding options or shares of Common Stock awarded. The Company will make appropriate arrangements for the satisfaction of all tax withholding requirements applicable to the exercise of each option. If the participant has not remitted to the Company the amount required to satisfy those tax withholding requirements, the Company may withhold from the value of the option any amount necessary to comply with those requirements. The Board may elect, in its sole discretion, to permit a participant to pay applicable taxes in cash, in shares of Common Stock otherwise issuable under the Plan withheld by the Company, or by a combination thereof.

Transferability of Options

No option may be transferred except by will or the laws of descent and distribution and, during the lifetime of the participant to whom the Option was granted, may be exercised only by the participant or the participant’s guardian or legal representative. Notwithstanding the foregoing, a non-qualified stock option may be assigned or transferred to the extent permitted by the Board, in its sole discretion, and as set forth in the option agreement evidencing an option.

Term, Amendment and Termination of the Plan

The Plan will terminate ten years from its effective date. The Board may amend, terminate or suspend the Plan at any time. No amendment may adversely affect any outstanding option granted under the Plan without the consent of the affected participant

Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences to the Company and participants in the Plan based on the current provisions of the Code and the existing regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state or local tax laws or regulations.

Incentive Stock Options

A participant does not realize income on the grant of an incentive stock option. If a participant exercises an incentive stock option in accordance with the terms of the incentive stock option and does not dispose of the Common Stock acquired within two years from the grant date or within one year from the exercise date, the participant will not realize any ordinary taxable income by reason of the exercise and neither the Company nor its subsidiaries will be allowed a deduction by reason of the grant or exercise. The participant’s basis in the shares of Common Stock acquired upon exercise will be the amount paid upon exercise. Provided the participant holds the shares of Common Stock as a capital asset at the time of sale or other disposition of the shares of Common Stock, the gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of gain or loss will be the difference between the amount realized on the disposition of the shares of Common Stock and the participant’s basis in the shares of Common Stock. If a participant disposes of the shares of Common Stock within two years from the date of grant of the incentive stock option or within one year from the date of exercise (an “Early Disposition”), the participant will realize ordinary income at the time of disposition which will equal the excess, if any, of (1) the lesser of (a) the amount realized on the disposition or (b) the fair market value of the Common Stock on the date of exercise, over (2) the participant’s basis in the Common Stock. Also in this case, the Company or one of its subsidiaries will be entitled to a deduction in an amount equal to such income. If the participant holds the Common Stock as a capital asset at the time of disposition, the excess, if any, of the amount realized on disposition of the Common Stock over the fair market value of the Common Stock on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the Common Stock.

If a participant disposes of shares of Common Stock for less than the participant’s basis in the shares of Common Stock, the difference between the amount realized and such basis will be a long-term or short-term capital loss, depending upon the holding period of the Common Stock, provided the participant holds the Common Stock as a capital asset at the time of disposition.

Unless the participant makes an Early Disposition of such Common Stock, the excess of the fair market value of the Common Stock at the time the incentive stock option is exercised over the exercise price may constitute an adjustment in computing alternative minimum taxable income under Section 56 of the Code and may result in the imposition of the “alternative minimum tax” under Section 55 of the Code.

Non-Qualified Stock Options

A participant does not recognize taxable income on the date of grant of the non-qualified stock option, provided that the option does not have a readily ascertainable fair market value at the time it is granted. In general, the participant must recognize ordinary income at the time of exercise of the non-qualified stock option in the amount of the difference between the fair market value of the shares of Common Stock on the date of exercise and the exercise price. The amount of ordinary income recognized by a participant will be deductible by the Company in the year that the participant recognizes the income.

Common Stock acquired upon exercise of a non-qualified stock option will have a tax basis equal to its fair market value on the exercise date, and the holding period for the Common Stock generally will begin on the date of exercise. Upon subsequent disposition of the Common Stock, the participant will recognize a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to disposition, or short-term capital gain or loss if the participant has held the Common Stock for one year or less. Any such disposition will not result in additional tax consequences to the Company.

Other Matters

The 2014 Plan is intended to comply with Sections 162(m) and 409A of the Code with respect to options granted to employees under the Plan. The Company intends to seek stockholder approval of the Plan to comply with the applicable requirements of the rules and regulations promulgated by the Securities and Exchange Commission and the applicable requirements of the Code in respect of incentive stock options as well as in a good faith effort to qualify compensation received as a result of options granted under the Plan as “performance-based” for purposes of Section 162(m).

New Option Grants under the Plan

On July 2, 2014, the Board of Directors approved the following grants of options under the Plan:

Name of Recipient	Title	Number of Shares Covered by Option
Glenn D. Bolduc	President and Chief Executive Officer	300,000
William J. McGann	Chief Operating Officer	300,000
Roger P. Deschenes	Chief Financial Officer	300,000
Darryl Jones	Vice President, Sales and Marketing	300,000
John J. Hassett	Director	100,000
John Keating	Director	300,000
Robert Liscouski	Director	300,000
Howard Safir	Director	300,000
Michael C. Turmelle	Director	300,000

Each of these options has an exercise price of $1.10 per share. Options granted to Messrs. Bolduc, McGann, Deschenes and Jones are intended to be treated as incentive stock options pursuant to Section 422 of the Code. Options granted to Messrs. Turmelle, Safir, Liscouski Keating are intended to be non-qualified options under the Code. One-third of each options will vest upon the last to occur of (i) the addition of the Company’s QS-B220 product to the Transportation Security Administration’s Qualified Product List for passenger checkpoint screening, (ii) the execution of an indefinite delivery/indefinite quantity contract with the Transportation Security Administration, and (iii) receipt of orders under that contract totaling not less than $20 million. The remainder of each option will vest in two equal installments on the first and second anniversaries of the initial vesting date. The options are subject to acceleration of vesting upon a “Change in Control,” as that term is defined in the Plan.

The Company intends to seek shareholder approval of the Plan. However, the Company’s common stock is not presently listed on a securities exchange that requires shareholder approval of compensation and benefit plans or material plan amendments. The grants of these options are not, therefore, contingent on the receipt of shareholder approval. If shareholder approval is not received within the one-year time limit imposed by Section 422 of the Code, the options that are intended to be treated as incentive stock options will be treated instead as non-qualified options.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.

Description

10.1

Implant Sciences Corporation’s 2014 Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Roger P. Deschenes

Roger P. Deschenes

Vice President, Finance and Chief Financial Officer

Date:  July 8, 2014

EXHIBIT INDEX

Exhibit No.

Description

10.1

Implant Sciences Corporation’s 2014 Stock Option Plan